UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      June 20, 2006
GOODRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-892	34-0252680

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217

(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01.      Other Events.
On June 20, 2006, Goodrich Corporation issued a press release announcing that the agreement to sell its Turbomachinery Products business to Turbo Machinery Products, Inc., a recently formed, privately-held company formed by Admiralty Partners, Inc., has been terminated. The press release is filed as Exhibit 99.1 to this report and is hereby incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01.      Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit 99.1	Goodrich Corporation Press Release dated June 20, 2006 titled “Goodrich Announces Termination of Agreement to Divest Turbomachinery Products Business.”

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: June 21, 2006	By:	/s/ Sally L. Geib

Sally L. Geib Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated June 20, 2006 titled “Goodrich Announces Termination of Agreement to Divest Turbomachinery Products Business.”